UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 16, 2024

SITIO ROYALTIES CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-41585	88-4140242
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1401 Lawrence Street, Suite 1750 Denver, Colorado 80202
(Address of principal executive office and Zip Code)

(720) 640-7620
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	STR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On February 3, 2023, Sitio Royalties Operating Partnership, LP (“Sitio OpCo”), as borrower, JPMorgan Chase Bank, N.A., as the administrative agent and issuing bank, and the lenders and other financial institutions from time to time party thereto entered into that certain Third Amended and Restated Credit Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the lenders thereunder made loans and other extensions of credit to Sitio OpCo.

On December 16, 2024, Sitio OpCo and the other guarantors party thereto entered into that certain Fourth Amendment to Third Amended and Restated Credit Agreement (the “RBL Fourth Amendment”), pursuant to which the Credit Agreement was amended to (i) effectuate the scheduled redetermination of the borrowing base intended to be effective on or about November 1, 2024 by increasing the Borrowing Base (as defined in the Credit Agreement) to $925,000,000, (ii) increase the Aggregate Elected Commitment (as defined in the Credit Agreement) to $925,000,000 and (iii) amend certain other terms of the Credit Agreement, in each case, on the terms and subject to the conditions set forth therein.

The above references to and description of the RBL Fourth Amendment do not purport to be complete and are qualified in their entirety by reference to the RBL Fourth Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d)Exhibits.

Exhibit Number	Description
10.1*
Fourth Amendment to Third Amended and Restated Credit Agreement, dated as of December 16, 2024, by and among Sitio Royalties Operating Partnership, LP, as borrower, each lender from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and any other parties from time to time party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
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*Certain schedules, annexes or exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K, but will be furnished supplementally to the SEC upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sitio Royalties Corp.

Date:	December 19, 2024	By:	/s/ Brett S. Riesenfeld
		Name:	Brett S. Riesenfeld
		Title:	Executive Vice President, General Counsel and Secretary